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                                                                     Exhibit 4.2

Number                                                                    Shares
                        [FINANCIAL PACIFIC COMPANY LOGO]

                            FINANCIAL PACIFIC COMPANY
             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                                               CUSIP 31762M 10 4

THIS CERTIFIES THAT

                                                         SEE REVERSE FOR CERTAIN
                                                     DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                     PRIVILEGES AND RESTRICTIONS
                                                                       OF SHARES

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                            FINANCIAL PACIFIC COMPANY

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:




         /s/ PETER A. DAVIS                                /s/ DALE A. WINTER
         SECRETARY                         CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                                   COUNTERSIGNED AND REGISTERED:
                                                    Mellon Investor Services LLC

                                                    TRANSFER AGENT AND REGISTRAR
                                       BY

                                                              AUTHORIZED OFFICER
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         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, as established from time to time by the Articles of Incorporation of the Corporation or any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT  --            Custodian
                      -----------         -----------------
                           (Cust)           (Minor)
                          under Uniform Gifts to Minors

                  Act
                      ---------------------------------------
                                   (State)

UNIF TRF MIN ACT --            Custodian (until age   )
                      ------
                      (Cust)

                                  under Uniform Transfers
                  ----------------
                  (Minor)
                  to Minors Act
                               ------------------------------
                                   (State)




    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                     hereby sell, assign and transfer unto
                   ---------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------------



                   ---------------------------------------------------------
                   NOTICE:  The signature to this assignment must
                            correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.


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SIGNATURES GUARANTEED


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.